SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                Form 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):     October 31, 1998

                    UNIVIEW TECHNOLOGIES CORPORATION
         (Exact name of Registrant as specified in its charter)

         Texas                         2-93668-FW           75-1975147
(State or other jurisdiction of   Commission File Number  (IRS Employer
        incorporation)                                   Identification No.)

               10911 Petal Street,                         75238
                  Dallas, Texas                          (Zip Code)
         (Address of principal executive offices)

                             (214) 503-8880
          (Registrant's telephone number, including area code)

ITEM 5.   OTHER INFORMATION

                       FORWARD LOOKING STATEMENTS

      This report may contain "Forward Looking Statements," which are expectations, plans, and projections of uniView Technologies Corporation and its subsidiaries (the "Company") which may or may not materialize, and which are subject to various risks and uncertainties. When used in this report, the words "plans," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. For a discussion of risk factors associated with some of these expectations, please refer to the section entitled "Risk Factors" contained in the Company's most recent S-3 Registration Statement, as well as the Company's other SEC filings, which contain additional discussion about those factors which could cause actual results or events to differ from management's expectations. These forward-looking statements speak only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement may be based, except as may be otherwise required by the securities laws.

      A. As of October 31, 1998, the Company completed the spin off of its retail marketing arm, uniView Marketing Corporation ("UMC"), and one of its computer consulting subsidiaries, CompuNet Support Systems, Inc. ("CNSS"). UMC was originally established to create a retail marketing presence for the uniViewr set-top box. Even though this product was introduced and sold though several retailers, management elected to focus on niche markets and not to pursue the direct retail market. CNSS was acquired in a three company transaction and was a lower level duplication of the Company's Advanced Systems Group ("ASG"). Many of the clients of CNSS are expected to be assimilated into the Advanced Systems Group where the potential for growth and profitability is considered to be much greater. Most of the personnel associated with CNSS resigned and were not offered positions with ASG.

      In the transaction, all of the issued and outstanding common stock of each of UMC and CNSS was transferred to W. I. Technology Holding Company Inc. The transaction is expected to have little impact on total consolidated sales and assets of the Company, but is expected to result in overall improvement to the Company's balance sheet. The net effect of the transaction is expected to increase shareholder equity by approximately $1,500,000. The terms of the agreement were established through arms length negotiations between the parties, considering the financial statements of CNSS and UMC. There exists no material relationship between W. I. Technology Holding Company Inc. and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

      B. The Company continues to focus on increasing its shareholders' equity, generating profitable revenues, and positioning its balance sheet to best advantage. The Company has been awarded several contracts recently that are expected to contribute to short term revenues and to the long term stability to the Company. The greatest challenges continuing to face the Company are (1) building the revenue stream, (2)
finalizing more contracts on projects currently in progress, (3) communicating to the investment community the current focus and capabilities of the Company, and (4) funding operations as the Company increases its revenues.

     The Company is now positioned into three distinct units:

1) Network America, Inc. ("NWA") is concentrated on specific network hardware design, buildup and implementation of these systems for schools, universities, and businesses. NWA also supplies other units of the Company their hardware requirements to perform consulting and software
  designed  systems.   NWA  currently makes the  largest  single  revenue
  contribution to the Company as a whole.

2) uniView Technologies Advanced Systems Group, Inc. ("ASG") has an elite staff dedicated to providing high level design, installation, and convergence network solutions. Management feels that this group is the most advanced team ever assembled specifically for the convergence market. By utilizing the developed intellectual property of the Company and their highly qualified specialties, this group is expected in the future to be the leader for the Company in growth and profitability. This group expects to assimilate the clientele of CNSS and to continue generating consulting fees from the implementation of Local Area Networks.

3) uniView Technologies Products Group, Inc. also has an excellent technical staff and is responsible for the management and expansion of the ISP, customer service, and the continued design of products for the
  Company.   This  group  also supports other units  of  the  Company  by customizing  applications,  modifying products,  and  evaluating  other
  products  from  either  customers  or  internal  sources.   Partnership
  arrangements with companies like Lucent Technologies and Motorola provide this group with additional resources to create advanced products and technologies.

      Management believes the Company is positioned to be the only provider of complete integrated systems for the rapidly developing market requiring customizable End-to-End solutions. Its various segments are able to identify potential customers and apply the hardware, software and total integration necessary to meet the demands of this unique and complex industry. Whether the customer is a large telecommunications company or a local business, its solutions and technologies can be scaled to fulfill all of its customers' needs in the convergence market.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements:  None.

     (b) Exhibits: Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference in this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              uniView Technologies Corporation
                                   (Registrant)

                              By:     /s/ Patrick A. Custer
                                   Patrick A. Custer
                                   President - Chief  Executive Officer
                                   (Principal Financial and Duly
                                    Authorized Officer)

Date:     December 9, 1998

                  UNIVIEW TECHNOLOGIES CORPORATION
                         EXHIBIT INDEX
Exhibit                                                        Sequential
Number              Description of Exhibits                          Page

2*              Stock  Purchase  Agreement dated as of October  31,  1998
          between the Company and W.I. Technology Holding Company Inc.  7

4.1 Form of Common Stock Certificate of the Company (filed as Exhibit "4.2" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference. )                                                N/A

4.2 Articles of Incorporation of the Company, as amended, defining the rights of security holders (filed as Exhibit "4.1" to the Company's Registration Statement on Form S-3 originally filed with the Commission on May 13, 1998 and incorporated
          herein by reference.)                                       N/A

4.3 Bylaws of the Company, as amended, defining the rights of security holders (filed as Exhibit "3(ii)" to the Company's
          Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1997 and incorporated herein by reference.) N/A

4.4 Series A Preferred Stock terms and conditions (filed as Exhibit "4.3" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference.)                                                 N/A

4.5 Series H Preferred Stock terms and conditions (filed as Exhibit "4.4" to the Company's Registration Statement on Form S-3 filed with the Commission on June 20, 1996 and incorporated
          herein by reference.)                                       N/A

4.6 Series Q Preferred Stock terms and conditions (filed as Exhibit "4.6" to the Company's Current Report on Form 8-K dated
          June 12, 1998 and incorporated herein by reference.)        N/A

4.7 Series 1998-A1 Preferred Stock terms and conditions (filed as Exhibit "4.5" to the Company's Registration Statement on Form S-3 filed with the Commission on July 20, 1998 and
          incorporated herein by reference.)                          N/A

4.8 Form of warrant issued in connection with Series 1998-A1 Preferred Stock (filed as Exhibit "4.7" to the Company's Registration Statement on Form S-3 filed with the Commission on
          July 20, 1998 and incorporated herein by reference.)        N/A

4.9 Form of warrant issued in connection with the J.P. Carey Agreement (filed as Exhibit "4.8" to the Company's Registration Statement on Form S-3 filed with the Commission on July 20,
          1998 and incorporated herein by reference.)                 N/A

4.10 Form of warrant issued in connection with the Pacific Continental Agreement (filed as Exhibit "4.9" to the Company's Registration Statement on Form S-3 filed with the Commission on
          July 20, 1998 and incorporated herein by reference.)        N/A
_______________
*  Filed herewith.